CONCENTRATION AND RISKS	12 Months Ended
Dec. 31, 2021
Risks and Uncertainties [Abstract]
CONCENTRATION AND RISKS
3. CONCENTRATION AND RISKS
3.1 Concentration of credit risk
Financial instruments that potentially subject the Group to the concentration of credit risks consist of cash and cash equivalents, restricted cash, and short-term investments. The maximum exposures of such assets to credit risk is their carrying amounts as of the balance sheet dates. The Group deposits its cash and cash equivalents, restricted cash and short-term investments with financial institutions located in jurisdictions where the subsidiaries are located. The Company believes that no significant credit risk exists as these financial institutions have high credit quality.
3.2 Concentration of customers and suppliers
Substantially all revenue was derived from customers located in China. There are no customers or suppliers from whom revenues or purchases individually represent greater than 10% of the total revenues or the total purchases of the Group in any of the periods presented.
3.3 Foreign currency exchange rate risk
In July 2005, the PRC government changed its
decades-old
policy of pegging the value of the RMB to the US$, and the RMB appreciated more than 20% against the US$ over the following three years. Between July 2008 and June 2010, this appreciation halted and the exchange rate between the RMB and the US$ remained within a narrow band. Since June 2010, the RMB has fluctuated against the US$, at times significantly and unpredictably. The depreciation of the RMB against the US$ was approximately 1.6% in 2019. The appreciation of the RMB against the US$ was approximately 6.5% in 2020. The appreciation of the RMB against the US$ was approximately 2.3% in 2021. It is difficult to predict how market forces or PRC or U.S. government policy may impact the exchange rate between the RMB and the US$ in the future.